EXHIBIT 10.3

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT is entered into as of February 4, 2014 (this “Second Amendment”) by and among Century Intermediate Holding Company, a Delaware corporation (“Holdings”), American Greetings Corporation, an Ohio corporation (the “Borrower”), the other Credit Parties party hereto, the Lenders party hereto, PNC Bank, National Association, as the revolver agent (in such capacity, the “Revolver Agent”) and the collateral agent (in such capacity, the “Collateral Agent”), and Bank of America, N.A., as the global administrative agent (in such capacity, the “Global Agent”).

RECITALS

WHEREAS, the Borrower, Holdings, the Lenders from time to time party thereto, the Revolver Agent, the Collateral Agent and the Global Agent have entered into that certain Credit Agreement dated as of August 9, 2013 (together with all exhibits and schedules attached thereto, as amended by that certain First Amendment to Credit Agreement, dated as of January 24, 2014 and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”);

WHEREAS, pursuant to and in accordance with Section 11.11 of the Credit Agreement, the Borrower has requested that the definition of “Ultimate Parent” in the Credit Agreement be amended as reflected herein; and

WHEREAS, the Revolver Agent, the Collateral Agent, the Global Agent and the Lenders party hereto are willing, on the terms and subject to the conditions set forth below, to consent to the amendment of the Credit Agreement as reflected herein.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1 Certain Definitions. Capitalized terms used (including in the preamble and recitals hereto) but not defined herein shall have the meanings assigned to such terms in the Credit Agreement. As used in this Second Amendment:

“Amended Credit Agreement” means the Credit Agreement as amended hereby.

“Credit Agreement” is defined in the first recital hereto.

“Second Amendment” is defined in the preamble hereto.

“Second Amendment Effective Date” is defined in Article III hereof.

ARTICLE II

AMENDMENTS TO CREDIT AGREEMENT

SECTION 2.1 Amendment of Existing Credit Agreement. The Borrower, Holdings, the Revolver Agent, the Collateral Agent, the Global Agent and the other parties party hereto agree that, on the Second Amendment Effective Date, the definition of “Ultimate Parent” in the Credit Agreement is amended and restated in its entirety to read as follows:

“Ultimate Parent” means the direct or indirect parent company of Holdings that is the issuer of the Ultimate Parent PIK Toggle Notes.

ARTICLE III

CONDITIONS TO EFFECTIVENESS

The effectiveness of this Second Amendment (including the amendments contained in Article II) is subject to the satisfaction (or waiver) of the following conditions (the date of satisfaction (or waiver) of the following conditions, the “Second Amendment Effective Date”):

SECTION 3.1 The Global Agent shall have received a copy of the Second Amendment duly executed by the Borrower, Holdings, each other Credit Party party hereto, the Revolver Agent, the Collateral Agent, the Global Agent and the Required Lenders.

SECTION 3.2 At the time of and immediately after the Second Amendment Effective Date, no Default or Event of Default shall have occurred and be continuing.

SECTION 3.3 The representations and warranties set forth in Article IV of this Second Amendment shall be true and correct in all respects on and as of the Second Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

SECTION 4.1 Representations and Warranties. To induce the other parties hereto to enter into this Second Amendment, each of the Credit Parties represents and warrants to each of the Lenders and the Global Agent that, as of the Second Amendment Effective Date and immediately after giving effect to the transactions and amendments to occur on the Second Amendment Effective Date contemplated hereby:

(a) This Second Amendment has been duly authorized, executed and delivered by each of the Credit Parties party hereto and constitutes, and the

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Amended Credit Agreement will constitute, a legal, valid and binding agreement and obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law).

(b) The representations and warranties of each Credit Party set forth in the Amended Credit Agreement and the other Loan Documents are, after giving effect to this Second Amendment on such date, true and correct in all material respects on and as of the Second Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date); provided, however, that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects on such respective dates.

(c) After giving effect to this Second Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing on the Second Amendment Effective Date.

ARTICLE V

EFFECTS ON LOAN DOCUMENTS

SECTION 5.1 Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(a) The execution, delivery and effectiveness of this Second Amendment shall not operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of any Lender or any Agent under the Loan Documents.

(b) The Borrower and the other Credit Parties acknowledge and agree that, on and after the Second Amendment Effective Date, this Second Amendment and each of the other Loan Documents to be executed and delivered by a Credit Party shall constitute a Loan Document for all purposes of the Amended Credit Agreement.

(c) On and after the Second Amendment Effective Date, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean

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and be a reference to the Amended Credit Agreement, and this Second Amendment and the Amended Credit Agreement shall be read together and construed as a single instrument.

(d) Nothing herein shall be deemed to entitle any Credit Party to a further consent to, or a further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document in similar or different circumstances.

(e) Section headings used herein are for convenience of reference only, are not part of this Second Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Second Amendment.

ARTICLE VI

MISCELLANEOUS

SECTION 6.1 Expenses. The Borrower agrees to pay all reasonable out-of-pocket costs and expenses incurred by the Revolver Agent, the Collateral Agent, the Global Agent and their respective Affiliates in connection with this Second Amendment and any other documents prepared in connection herewith, in each case to the extent required by Section 11.02 of the Amended Credit Agreement. The Borrower hereby confirms that the indemnification provisions set forth in Section 11.02 of the Amended Credit Agreement shall apply to this Second Amendment and such losses, claims, damages, liabilities, costs and expenses (as more fully set forth therein as applicable) which may arise herefrom or in connection herewith.

SECTION 6.2 APPLICABLE LAW. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6.3 Amendments; Execution in Counterparts; Severability.

(a) Except as expressly amended hereby, the provisions of the Amended Credit Agreement are and shall remain in full force and effect.

(b) This Second Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Holdings, the Borrower, the other Credit Parties party hereto, the Revolver Agent, the Collateral Agent, the Global Agent and the Lenders party hereto.

(c) This Second Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Second Amendment by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Second Amendment.

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(d) In the event any one or more of the provisions contained in this Second Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 6.4 Reaffirmation. Each of the Credit Parties party to the Security Agreement, the Guaranty and the other Security Documents, in each case as amended, restated, amended and restated, supplemented or otherwise modified from time to time, hereby (i) acknowledges and agrees that all of its obligations under the Security Agreement, the Guaranty and the other Security Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms each Lien granted by such Credit Party to the Collateral Agent for the benefit of the Secured Creditors and reaffirms the guaranties made pursuant to the Guaranty and Section 10.01 of the Amended Credit Agreement and (iii) acknowledges and agrees that the grants of security interests by, and the guaranties of, the Credit Parties contained in the Security Agreement, the Guaranty and the other Security Documents are, and shall remain, in full force and effect after giving effect to this Second Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

AMERICAN GREETINGS CORPORATION, as the Borrower

By:	/s/ Gregory M. Steinberg
Name:	Gregory M. Steinberg
Title:	Treasurer

CENTURY INTERMEDIATE HOLDING COMPANY, as Holdings

By:	/s/ Gregory M. Steinberg
Name:	Gregory M. Steinberg
Title:	Assistant Treasurer

AGC HOLDINGS, LLC
AGC, LLC
A.G.C. INVESTMENTS, INC.
A.G. EUROPE, INC.
A.G. INDUSTRIES, INC.
AG INTERACTIVE, INC.
A.G. (UK), INC.
AGP KIDS, INC.
CARLTON CARDS RETAIL, INC.
CLOUDCO, INC.
CREATACARD, INC.
CREATACARD INTERNATIONAL LEASING INC.
CUSTOM HOLDINGS, INC.
FSW PROPERTIES LLC
GIBSON GREETINGS INTERNATIONAL LIMITED
JOHN SANDS (AUSTRALIA) LTD.
JOHN SANDS (N.Z.) LTD.
MEMPHIS PROPERTY CORPORATION
PAPYRUS-RECYCLED GREETINGS, INC.
PLUS MARK LLC
PRGCO, LLC
RPG HOLDINGS, INC.
THOSE CHARACTERS FROM CLEVELAND, INC.

By:	/s/ Gregory M. Steinberg
Name:	Gregory M. Steinberg
Title:	Treasurer

[Signature Page to American Greetings Corporation Second Amendment]

AGCM, INC.
CARDSTORE, INC.
MIDIRINGTONES, LLC

By:	/s/ Gregory M. Steinberg
Name:	Gregory M. Steinberg
Title:	Assistant Treasurer

[Signature Page to American Greetings Corporation Second Amendment]

BANK OF AMERICA, N.A., as the Global Agent

By:	/s/ Sara Just
Name:	Sara Just
Title:	Vice President

[Signature Page to American Greetings Corporation Second Amendment]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Sara Just
Name:	Sara Just
Title:	Vice President

[Signature Page to American Greetings Corporation Second Amendment]

BANK OF AMERICA, N.A., CANADA BRANCH, as a Canadian Lender

By:	/s/ Medina Sales De Andrade
Name:	Medina Sales De Andrade
Title:	Vice President

[Signature Page to American Greetings Corporation Second Amendment]

PNC BANK, NATIONAL ASSOCIATION, as the Revolver Agent, the Collateral Agent, a Lender, a LC Issuer, and the Swing Line Lender

By:	/s/ Christian Brown
Name:	Christian Brown
Title:	Senior Vice President

[Signature Page to American Greetings Corporation Second Amendment]

CENTRAL PACIFIC BANK,
as a Lender

By:	/s/ Garrett Grace
Name:	GARRETT GRACE
Title:	Senior Vice President

[Signature Page to American Greetings Corporation Second Amendment]

Compass Bank,
as a Lender

By:	/s/ Troy Taylor
Name:	Troy Taylor
Title:	Senior Vice President

[Signature Page to American Greetings Corporation Second Amendment]

DEUTSCH BANK AU NEW YORK, BRANCH,
as a Lender

By:	/s/ Dusan Lazarov
Name:	Dusan Lazarov
Title:	Director

By:	/s/ Lisa Wong
Name:	Lisa Wong
Title:	Vice President

[Signature Page to American Greetings Corporation Second Amendment]

First Merit Bank, N.A.,
as a Lender

By:	/s/ Laura Redinger
Name:	Laura Redinger
Title:	Vice President

[Signature Page to American Greetings Corporation Second Amendment]

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Brendan Korb
Name:	Brendan Korb
Title:	Vice President

[Signature Page to American Greetings Corporation Second Amendment]

Key Bank National Association,
as a Lender

By:	/s/ Marianne Meil
Name:	Marianne Meil
Title:	Senior Vice President

[Signature Page to American Greetings Corporation Second Amendment]

The Private Bank and Trust Company,
as a Lender

By:	/s/ Tricia Balser
Name:	Tricia Balser
Title:	Managing Director

[Signature Page to American Greetings Corporation Second Amendment]

RBS Citizens, N.A.,
as a Lender

By:	/s/ Shweta Parthasarathy
Name:	Shweta Parthasarathy
Title:	Vice President

[Signature Page to American Greetings Corporation Second Amendment]

The Bank of Nova Scotia,
as a Lender

By:	/s/ Rafael Tobon
Name:	Rafael Tobon
Title:	Director

[Signature Page to American Greetings Corporation Second Amendment]

The Huntington National Bank,
as a Lender

By:	/s/ Brian H. Gallagher
Name:	Brian H. Gallagher
Title:	Senior Vice President

[Signature Page to American Greetings Corporation Second Amendment]

Tri State Capital Bank,
as a Lender

By:	/s/ Paul J. Oris
Name:	Paul J. Oris
Title:	Senior Vice President

[Signature Page to American Greetings Corporation Second Amendment]

U.S. Bank, National Association,
as a Lender

By:	/s/ Robert C. Mayer
Name:	Robert C. Mayer
Title:	Vice President

[Signature Page to American Greetings Corporation Second Amendment]

Union Bank, N.A.,
as a Lender

By:	/s/ Omar Vega
Name:	Omar Vega
Title:	AVP

[Signature Page to American Greetings Corporation Second Amendment]

Wells Fargo Bank, N.A.,
as a Lender

By:	/s/ James Travagline
Name:	James Travagline
Title:	Director

[Signature Page to American Greetings Corporation Second Amendment]